Supplement to the
Strategic Advisers® Short Duration Fund
July 30, 2025
Prospectus

Effective January 1, 2026, the following information replaces similar information found in the "Fund Summary" section under the "Principal Investment Strategies" heading.
  Normally investing in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.
  Allocating assets among underlying funds and sub-advisers to achieve similar overall interest rate risk to the Bloomberg U.S. 1-3 Year Government/Credit Bond Index.
Effective January 1, 2026, the following information replaces similar information found in the "Investment Details" section under the "Principal Investment Strategies" heading.
The fund normally invests in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.
The fund may engage in transactions that have a leveraging effect, including investments in derivatives, regardless of whether it may own the asset, instrument, or components of the index underlying the derivative, and forward-settling securities. The fund may invest a significant portion of its assets in these types of investments. If the fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, options (including options on futures and swaps), and futures contracts (both long and short positions) on securities and indexes. The fund may engage in these transactions to increase or decrease its exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.
The Adviser allocates the fund's assets among underlying funds and sub-advisers to achieve similar overall interest rate risk to the Bloomberg U.S. 1-3 Year Government/Credit Bond Index.
To earn additional income for the fund, a sub-adviser may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.
Effective January 1, 2026, the following information is removed from the "Investment Details" section under the "Description of Principal Security Types" heading.
Money market securities are high-quality, short-term debt securities that pay a fixed, variable, or floating interest rate, and include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper, and U.S. Government securities.
Effective January 1, 2026, the following information replaces similar information found in the "Appendix" section under the "Additional Index Information" heading.
Bloomberg U.S. 1-3 Year Government/Credit Bond Index is a market value-weighted index of investment-grade fixed-rate debt securities with maturities from one to three years from the U.S. Treasury, U.S. Government-Related, and U.S. Corporate indexes.
Bloomberg U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate pass-throughs), asset-backed securities and collateralized mortgage-backed securities (agency and non-agency).
ASD-PSTK-0925-108 1.955931.108	September 15, 2025